                                                                      Exhibit 24


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned officer or director of AMF BOWLING, INC., a Delaware corporation (the "Corporation"), hereby constitutes and appoints Roland C. Smith and Stephen E. Hare, and each of them acting individually, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto (including post-effective amendments), with respect to the issuance of shares of common stock of the Corporation pursuant to the AMF Bowling, Inc. 1998 Stock Incentive Plan, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes or his substitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of July, 1999.



/s/               Richard A. Friedman
----------------------------------------------------
                  Richard A. Friedman

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned officer or director of AMF BOWLING, INC., a Delaware corporation (the "Corporation"), hereby constitutes and appoints Roland C. Smith and Stephen E. Hare, and each of them acting individually, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto (including post-effective amendments), with respect to the issuance of shares of common stock of the Corporation pursuant to the AMF Bowling, Inc. 1998 Stock Incentive Plan, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes or his substitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of July, 1999.



/s/               Terence M. O'Toole
----------------------------------------------------
                  Terence M. O'Toole

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned officer or director of AMF BOWLING, INC., a Delaware corporation (the "Corporation"), hereby constitutes and appoints Roland C. Smith and Stephen E. Hare, and each of them acting individually, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto (including post-effective amendments), with respect to the issuance of shares of common stock of the Corporation pursuant to the AMF Bowling, Inc. 1998 Stock Incentive Plan, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes or his substitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of July, 1999.



/s/               Peter M. Sacerdote
----------------------------------------------------
                  Peter M. Sacerdote

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned officer or director of AMF BOWLING, INC., a Delaware corporation (the "Corporation"), hereby constitutes and appoints Roland C. Smith and Stephen E. Hare, and each of them acting individually, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto (including post-effective amendments), with respect to the issuance of shares of common stock of the Corporation pursuant to the AMF Bowling, Inc. 1998 Stock Incentive Plan, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes or his substitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of July, 1999.



/s/                 Roland C. Smith
----------------------------------------------------
                    Roland C. Smith

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned officer or director of AMF BOWLING, INC., a Delaware corporation (the "Corporation"), hereby constitutes and appoints Roland C. Smith and Stephen E. Hare, and each of them acting individually, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto (including post-effective amendments), with respect to the issuance of shares of common stock of the Corporation pursuant to the AMF Bowling, Inc. 1998 Stock Incentive Plan, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes or his substitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of July, 1999.



/s/                 Stephen E. Hare
----------------------------------------------------
                    Stephen E. Hare

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned officer or director of AMF BOWLING, INC., a Delaware corporation (the "Corporation"), hereby constitutes and appoints Roland C. Smith and Stephen E. Hare, and each of them acting individually, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto (including post-effective amendments), with respect to the issuance of shares of common stock of the Corporation pursuant to the AMF Bowling, Inc. 1998 Stock Incentive Plan, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes or his substitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of July, 1999.



/s/                Charles M. Diker
----------------------------------------------------
                   Charles M. Diker

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned officer or director of AMF BOWLING, INC., a Delaware corporation (the "Corporation"), hereby constitutes and appoints Roland C. Smith and Stephen E. Hare, and each of them acting individually, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto (including post-effective amendments), with respect to the issuance of shares of common stock of the Corporation pursuant to the AMF Bowling, Inc. 1998 Stock Incentive Plan, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes or his substitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of July, 1999.



/s/                Paul B. Edgerley
----------------------------------------------------
                   Paul B. Edgerley

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned officer or director of AMF BOWLING, INC., a Delaware corporation (the "Corporation"), hereby constitutes and appoints Roland C. Smith and Stephen E. Hare, and each of them acting individually, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto (including post-effective amendments), with respect to the issuance of shares of common stock of the Corporation pursuant to the AMF Bowling, Inc. 1998 Stock Incentive Plan, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes or his substitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of July, 1999.



/s/                Howard A. Lipson
----------------------------------------------------
                   Howard A. Lipson

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned officer or director of AMF BOWLING, INC., a Delaware corporation (the "Corporation"), hereby constitutes and appoints Roland C. Smith and Stephen E. Hare, and each of them acting individually, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto (including post-effective amendments), with respect to the issuance of shares of common stock of the Corporation pursuant to the AMF Bowling, Inc. 1998 Stock Incentive Plan, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes or his substitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of July, 1999.



/s/               Thomas R. Wall, IV
----------------------------------------------------
                  Thomas R. Wall, IV

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned officer or director of AMF BOWLING, INC., a Delaware corporation (the "Corporation"), hereby constitutes and appoints Roland C. Smith and Stephen E. Hare, and each of them acting individually, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto (including post-effective amendments), with respect to the issuance of shares of common stock of the Corporation pursuant to the AMF Bowling, Inc. 1998 Stock Incentive Plan, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes or his substitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of July, 1999.



/s/               Michael P. Bardaro
----------------------------------------------------
                  Michael P. Bardaro